UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2015

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5300

__________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2015, Wabash National Corporation (the “Company”) executed an amendment (the “Amendment”) to the Rights Agreement by and between the Company and National City Bank and dated as of December 28, 2005 (as previously amended, the “Rights Agreement”). Pursuant to the Amendment, the Final Expiration Date (as defined in the Rights Agreement) was advanced from December 28, 2015 to March 30, 2015. As a result of the Amendment, effective as of the close of business on March 30, 2015, the Rights (as defined in the Rights Agreement) expire and are no longer outstanding and the Rights Agreement has terminated by its terms.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-A on December 28, 2005 and are incorporated herein by reference. On July 17, 2009, the Company entered into Amendment No. 1 to Rights Agreement for purposes of amending the Rights Agreement and rendering it inapplicable to a particular investor. The Amendment No. 1 to Rights Agreement was filed with the Securities and Exchange Commission on a Current Report on Form 8-K on July 20, 2009 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on December 28, 2005, the Company filed a Certificate of Designation, Preferences and Rights of Series D Junior Participating Preferred Stock with the Secretary of State of the State of Delaware, setting forth the rights, powers and preferences of the Series D Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 30, 2015, the Company issued a press release announcing the Amendment. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Certificate of Elimination of Series D Junior Participating Preferred Stock of Wabash National Corporation.
4.1	Rights Agreement, dated as of December 28, 2005, between the Company and National City Bank, as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on December 28, 2005)
4.2	Amendment No. 1 to Rights Agreement dated July 17, 2009 (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 20, 2009)
4.3	Amendment No. 2 to Rights Agreement dated March 30, 2015.
99.1	Wabash National Corporation press release dated March 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: March 30, 2015	By:	/s/ Erin J. Roth
Erin J. Roth
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination of Series D Junior Participating Preferred Stock of Wabash National Corporation.
4.1	Rights Agreement, dated as of December 28, 2005, between the Company and National City Bank, as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on December 28, 2005)
4.2	Amendment No. 1 to Rights Agreement dated July 17, 2009 (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 20, 2009)
4.3	Amendment No. 2 to Rights Agreement dated March 30, 2015.
99.1	Wabash National Corporation press release dated March 30, 2015.